Summary Prospectus	July 30, 2012

Invesco Technology Sector Fund

Class: A (IFOAX), B (IFOBX), C (IFOCX), Y (IFODX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated July 30, 2012, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective
The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.67%	0.67%	0.67%	0.67%

Distribution and/or Service (12b-1) Fees	0.25	1.00	0.98	None

Other Expenses	0.90	0.90	0.90	0.90

Total Annual Fund Operating Expenses	1.82	2.57	2.55	1.57

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$725	$1,091	$1,481	$2,570

Class B	760	1,099	1,565	2,722

Class C	358	793	1,355	2,885

Class Y	160	496	855	1,867

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$725	$1,091	$1,481	$2,570

Class B	260	799	1,365	2,722

Class C	258	793	1,355	2,885

Class Y	160	496	855	1,867

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year April 1, 2011 to March 31, 2012 was 38% of the average value of its portfolio. The portfolio turnover rate of the Fund for the fiscal period April 1, 2012 to April 30, 2012 was 4% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies located throughout the world considered by Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, to rely extensively on technology, science and communications in their product development or operations at the time of investment.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

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The Fund may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. Up to 15% of the Fund’s net assets may be invested in emerging market securities (held either directly or in the form of depositary receipts), including up to 10% of the Fund’s net assets that may be invested in local shares (shares traded in the issuer’s local or regional market). In addition, the Fund may invest in convertible securities.

The Fund can utilize derivative instruments, specifically call options and index futures. The Fund can utilize call options for hedging and investment purposes. A call option is an option contract in which the buyer has the right, but not the obligation, to buy a specified quantity of a security at a specified price within a fixed period of time. For the seller of a call option, an option contract represents an obligation to sell the underlying security at the specified price if the option is exercised by the buyer. The buyer is paid a premium for taking on the risk associated with the obligation.

Index futures can be used to gain exposure to the broad market by equitizing cash and as a hedge against downside risk. A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract; no physical delivery of stocks comprising the index is made.

In selecting securities for the Fund, the portfolio managers use a research-oriented bottom-up investment approach, focusing on issuer fundamentals and growth prospects. Security selection is then further refined by valuation and timeliness analysis. In general, the Fund invests in issuers that the portfolio managers believe currently exhibit or will develop a sustainable competitive advantage, a free cash flow generating business model and strong returns on invested capital. Technology issuers able to capitalize on the key secular themes identified by the portfolio managers are emphasized.

Valuation plays a critical role in the security selection process. The primary metric used by the portfolio managers to determine a security’s target valuation is cash flow. In addition to valuation analysis, the portfolio managers analyze product cycle and seasonality-driven measures to help determine the best time to purchase or sell a security.

While the portfolio managers may invest in securities of any market capitalization, they tend to favor mid- and large-cap securities to avoid liquidity problems that can be associated with some small-cap securities.

The portfolio managers will consider selling the security of an issuer if, among other things, (1) a security’s price reaches its valuation target; (2) an issuer’s fundamentals deteriorate; (3) it no longer meets the investment criteria; or (4) a more attractive investment opportunity is identified.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Depositary Receipts. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

Sector Fund Risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

Mid-Capitalization Risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic Securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Technology Sector Risk. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s and Morgan Stanley Technology Fund’s (the predecessor fund) performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively,

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of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class B Shares year-to-date (ended June 30, 2012): 9.21%
Best Quarter (ended June 30, 2003): 19.34%
Worst Quarter (ended June 30, 2002): (29.77)%

Average Annual Total Returns (for the periods ended December 31, 2011)
	1	5	10
	Year	Years	Years

Class A: Inception (07/28/97)	-8.21%	-0.65%	-2.04%

Class B: Inception (11/28/95)
Return Before Taxes	-8.39	-0.68	-2.10
Return After Taxes on Distributions	-8.39	-0.68	-2.10
Return After Taxes on Distributions and Sale of Fund Shares	-5.46	-0.57	-1.76

Class C: Inception (07/28/97)	-4.44	-0.27	-2.22

Class Y: Inception (07/28/97)	-2.48	0.74	-1.25

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.25	2.92

BofA Merrill Lynch 100 Technology Index (price-only) (reflects no deduction for fees, expenses or taxes)	-12.27	-0.10	2.12

Lipper Science & Technology Funds Index	-5.81	2.73	1.74

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser)

Portfolio Managers	Title	Length of Service on the Fund

Warren Tennant	Portfolio Manager (lead)	2010

Brian Nelson	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, Missouri 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

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invesco.com/us  MS-TECH-SUMPRO-1